AUTOMATIC

                              REINSURANCE AGREEMENT




                                     Between



                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                                        a

                              Delaware Corporation

                         (referred to as the Reinsured)


                                       and


                  SECURITY LIFE OF DENVER INTERNATIONAL LIMITED

                                       of

                                Hamilton, Bermuda

                         (referred to as the Reinsurer)


                           EFFECTIVE JANUARY 1, 2000.











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                                TABLE OF CONTENTS


   ARTICLE                                                             PAGE No.

1.   Definitions .............................................................1
2.   Parties to Agreement ....................................................2
3.   Indemnification and Terms of Reinsurance ................................2
4.   Reinsurance Premiums ....................................................2
5.   Accounting and Reporting ................................................2
6.   Claims ..................................................................3
7.   Term of this Agreement and Recapture ....................................3
8.   Policy Changes, Reductions, Terminations and Reinstatements .............4
9.   No Liability for Damages ................................................4
10.  General Terms ...........................................................5
11.  Insolvency ..............................................................7
12.  Arbitration .............................................................8
13.  DAC Tax - Section 1.848-2(g)(8) Election ................................8
14.  Basis of Interpretation .................................................9
15.  Assessments .............................................................9
16.  Credit for Reinsurance ..................................................9
17.  Execution ..............................................................11

SCHEDULE A - Business Reinsured..............................................12
SCHEDULE B - Monthly Reporting...............................................14
SCHEDULE C - Quarterly Reporting.............................................15
SCHEDULE D - Annual Reporting................................................16
SCHEDULE E - Letter of Credit................................................17




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This  Automatic  Reinsurance  Agreement,  effective  January 1, 2000, is between
Golden American Life Insurance Company, a Delaware Corporation and Security Life of Denver International Limited of Hamilton Bermuda.

1    DEFINITIONS
a.   The ACCOUNTING PERIOD is a calendar month.

b. The ACCUMULATION VALUE is the sum of the amounts in each of the Divisions of the Variable Separate and General Accounts and allocations to the Fixed Account adjusted to reflect any Market Value Adjustments.

c. This AGREEMENT is between the Ceding Company and the Reinsurer whereby the Reinsurer agrees to provide Automatic Yearly Renewable Term Reinsurance on the Covered Policies as described in the terms and conditions hereto.

d.   The AGREEMENT EFFECTIVE DATE is January 1, 2000.

e. APPLICABLE FUNDS are defined as all separate account variable funds and all fixed accounts offered for investment in the Policy Forms of the Covered Policies, excluding Non-applicable funds.

f. The CEDING COMPANY is Golden American Life Insurance Company (1475 Dunwoody Drive, West Chester, Pennsylvania 19380).

g. A CLAIM for the MGDB is defined as the contractual liability under the Ceding Company's in-force Policy arising from the actual death of the owner (or upon the death of the first owner in the case where there are joint owners) or upon the death of the annuitant if the owner is a non-natural person.

h. A CLAIM for a Living Benefit is defined as the contractual liability under the Ceding Company's in-force Policy arising from a Living Benefit rider listed in Schedule A.

i. A COVERED POLICY is defined as a Minimum Guaranteed Death Benefit ("MGDB") and/or Living Benefit Rider under variable and fixed annuity Policies specified in Schedule A that are directly written by the Ceding Company and reinsured under this Agreement.

j. A BENEFIT is defined as the benefit provision associated with the Covered Policy. A Covered Policy may provide for one or more Benefits as listed in Exhibit A and Exhibit B.

k. The BENEFIT AMOUNT is described in the applicable contracts listed in Schedule A and is determined based on the Benefit provided under the Covered Policy.

l. The NET AMOUNT AT RISK for each Benefit is defined pursuant to Exhibits A(I) and B(I), depending on the Benefit.

m.   The PARTIES to the Agreement are the Ceding Company and the Reinsurer.

n. The POLICY is the underlying policy directly written by the Ceding Company to which the Covered Policy relates, including any riders.


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     o.   REINSURANCE  BENEFITS are defined as the reinsurance  benefits paid by the Reinsurer to the Ceding Company related to Claims on Covered Policies. The maximum Reinsurance Benefit payable to the Ceding Company under each Covered Policy is the Reinsured Net Amount at Risk for each Benefit.

      p. The REINSURANCE RESERVE is the reserve held by the Reinsurer for which the Ceding Company is eligible to take reserve credit on a US Statutory basis.

      q. The REINSURED NET AMOUNT AT RISK is equal to 100% times the Net Amount at Risk, less the amount of such risk reinsured by other reinsurance agreements.

      r. The REINSURER is Security Life of Denver International, Limited (Continental building, 25 Church Street, P.O. Box HM 1978, Hamilton HM HX, Bermuda).

2.   PARTIES TO AGREEMENT
      This Agreement is solely between the Reinsurer and the Ceding Company. There is no third party beneficiary to this Agreement. Reinsurance under this Agreement will not create any right nor legal relationship between the Reinsurer and any third party, including, without limitation, annuitants, insureds, certificate or contract holders, employees, dependents, beneficiaries, policy owners, agents, or assignees.

3.   INDEMNIFICATION AND TERMS OF REINSURANCE

      Subject to the terms and conditions of this Agreement, the Reinsurer indemnifies the Reinsured Net Amount at Risk associated with the Covered Policies specified in Schedule A. The Reinsurer's liability under this Agreement follows the contractual liability of the Ceding Company under the Covered Policy.

4.   REINSURANCE PREMIUMS

      The Base Reinsurance Premium for each Benefit is determined for each Accounting Period and is equal to the current monthly MGDB charge for the Accounting Period, as defined in Exhibit A, times the corresponding nominal MGDB charge base, as defined in Exhibit C, plus the current monthly Living Benefit charge for the Accounting Period, as defined in Exhibit B, times the corresponding nominal living benefit charge base, as defined in Exhibit C. Current charges may be changed by the Reinsurer upon 90 days notice but may not exceed the guaranteed charges specified in Exhibits A and B.

      The Total Base Reinsurance Premium for an Accounting Period is the sum of the Base Reinsurance Premium for each Benefit provided under the Covered Policy.

5.   ACCOUNTING AND REPORTING

     a. Total Base Reinsurance Premiums are due on the last day of the Accounting Period.

     b. The Net Settlement shall be determined for each Accounting Period as the Total Base Reinsurance Premiums less the Reinsurance Benefits paid during the Accounting Period. If the Net Settlement is greater than zero, the Ceding Company shall pay that amount to the Reinsurer. If the Net Settlement is less than zero, the Reinsurer shall pay the absolute value of that amount to the Ceding Company. The Net Settlement shall be paid within forty-five (45) days after the close of the Accounting Period.


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     c.   Not later than  twenty-one  (21) days  after the end of each  calendar month, the Ceding Company will submit a report substantially in accord with Schedule B. The Ceding Company agrees to provide or make available to the Reinsurer such documentation as may be necessary to support the items reported.

     d. Not later than twenty-one (21) days after the end of each calendar quarter, the Ceding Company will submit a report substantially in accord with Schedule C.

     e. Not later than twenty-one (21) days after the end of each calendar year, the Ceding Company will submit a report substantially in accord with Schedule D.

     f. The Ceding Company will provide liability valuation information as mutually agreed upon.

     g. Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either the Ceding Company, or its liquidator, receiver or statutory successor, or the Reinsurer with respect to this Agreement and any other agreements between the Ceding Company, or its liquidator, receiver or statutory successor and the Reinsurer are deemed to be mutual debts and credits and shall be set off and only the net balance shall be paid.

6. CLAIMS

     a. Notice Of Claim. Ceding Company will notify Reinsurer, as soon as reasonably possible, after it receives a Claim or when a living benefit claim is due. The amount payable by the Reinsurer will be the Reinsured Net Amount at Risk as of the date determined pursuant to the underlying contract. For the MGIB rider, the Reinsured Net Amount at Risk shall be payable as of the date the rider is exercised. For the MGAB and MGWB riders, amounts payable under this agreement shall be calculated and payable at the same time as the benefit under the contract.

      b. Proofs. The Ceding Company will provide, at the Reinsurer's request, proper Claim proofs (including, for example, proofs required under the policy), all relevant information respecting the existence and validity of the Claim, and an itemized statement of the Claim benefits paid by Ceding Company under the policy.

     c. Amount and Payment of Claims. The Reinsurer will pay the amount of the Reinsurance Benefits due and owing to Ceding Company as provided in
          Section 5. The Ceding Company's contractual liability for Claims is binding on the Reinsurer. The maximum Reinsurance Benefit payable to the Ceding Company under each Covered Policy is the Reinsured Net Amount at Risk for each Benefit.

7. TERM OF THIS AGREEMENT AND RECAPTURE

     The reinsurance provided under this Agreement for each Covered Policy will be maintained and continued as long as the Policy is in force.

     This Agreement may be terminated with respect to new business by either party upon 90 days written notice to the other party.

     Reinsurance under this Agreement may be terminated for inforce business by mutual agreement of the parties.


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     The  Reinsurer  has the right to terminate  this  Agreement for all Covered
     Policies in the event that the Ceding Company fails to pay Reinsurance Premiums within 60 days after the Due Date for Covered Policies previously ceded under this Agreement. Such termination is subject to 30 days advance written notice from the Reinsurer to the Ceding Company. Said notice will be delivered by certified or registered mail. The effective date of termination is the 31st day after the date of the advance written notice from the Reinsurer to the Ceding Company of its intention of termination.

8. POLICY CHANGES, REDUCTIONS, TERMINATIONS AND REINSTATEMENTS

     a. If a change is made to the terms and conditions of a Policy that increases or reduces the contractual liability of the Ceding Company, such change shall be reflected accordingly in the reinsurance of the Covered Policy. The Reinsurer shall share in such change in proportion to its respective contractual liability under this Agreement.

     b. Any reduction or termination to the reinsurance of a Covered Policy is permitted only when the underlying policyholder directs such a reduction or termination of the Policy that is in force at the time that the reduction or termination takes place. If a Policy becomes annuitized (goes into pay-out status under an immediate annuity option offered in the contract) or the MGIB Rider is exercised and is therefore deemed terminated by the Ceding Company, the Covered Policy shall be terminated for reinsurance as of the date of annuitization. The Reinsurer shall have no further liability for the annuitized Policy. Full surrender will result in termination of the reinsurance of the Covered Policy. Payment of Claims under the MGAB or MGWB rider will not terminate the reinsurance coverage of other Benefits.

      c. Reinsurance coverage shall continue after Reinsurance Benefits are paid with respect to continuing coverage included in Schedule A.

      d. If a Policy of the Ceding Company is reduced, terminated or lapsed and is subsequently reinstated by the Ceding Company under its regular rules, the Covered Policy will be reinstated automatically and the Benefit Amount shall equal the Benefit Amount that would have been inforce if the Policy had not been reduced, terminated, or lapsed. The Ceding Company will pay to the Reinsurer its proper share of all amounts collected from or charged to the insured.

      e. Reinsurance terminated due to the Ceding Company's failure to pay Reinsurance Premiums within 60 days after the Due Date may be reinstated by the Ceding Company. The Ceding Company may reinstate such terminated reinsurance if, within sixty days after the effective date of its termination, the Ceding Company pays in full all of the unpaid Reinsurance Premiums to the Reinsurer. The Reinsurer is not liable for any Reinsurance Benefits related to Claims occurring subsequent to the termination date and prior to reinstatement.

9.  NO LIABILITY FOR DAMAGES

      The Reinsurer will not participate in and shall not be liable to pay the Ceding Company or others for any amounts in excess of the Reinsured Net
      Amount at Risk on the Covered Policies for which a Claim occurs, for example, no Extracontractual Damages or liabilities and related expenses and fees. Extracontractual Damages are any damages for acts or omissions awarded against the Ceding Company, including, for example, those resulting from negligent, reckless or intentional conduct, fraud, oppression, or bad faith committed by the Ceding Company. The Ceding Company agrees that it will not make the Reinsurer a party to any litigation between any such third party and the Ceding Company.


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     The excluded Extracontractual Damages shall include, by way of example:

     a.   actual and consequential damages;
     b.   damages for emotional distress or oppression;
     c.   punitive, exemplary or compensatory damages;
     d.   statutory damages, regulatory fines, or penalties;
     e. amounts in excess of the risk reinsured hereunder that the Ceding Company pays to settle a dispute or Claim;
     f.   third-party attorney fees, costs and expenses.

10. GENERAL TERMS

     a. Errors and Omissions. If there is an unintentional oversight or misunderstanding in the administration of this Agreement by either company, it can be corrected provided the correction takes place promptly after the oversight or misunderstanding is first discovered. Both companies will be restored to the position they would have occupied had the oversight or misunderstanding not occurred.

     b. Inspection. The Reinsurer will have the right at any reasonable time to inspect all books, records, papers, files, policies, procedures and other matters respecting this Agreement on not less than one day's notice. The Ceding Company agrees to provide a reasonable work space for such inspection, to cooperate fully and to disclose the existence of and to produce any and all necessary and reasonable materials requested by the Reinsurer. The Reinsurer may copy or otherwise reproduce at its cost any of the materials that are the subject of inspection.

     c. Binding Terms. The terms of this Agreement are binding upon the Parties, their representatives, successors, and assigns. The Parties to this Agreement are bound by ongoing and continuing obligations and liabilities until the later of the date: this Agreement terminates, or the underlying policies are no longer in force. This Agreement shall not be bifurcated, partially assigned, or partially assumed.

      d. This Agreement is entered into in reliance on the utmost good faith of the parties including, for example, their representations and disclosures. It requires the continuing utmost good faith of the Parties; their representatives, successors, and assigns. For example, the Ceding Company has a duty of full fair disclosure of all information respecting the formation and continuation of this contract, the business reinsured, underwriting and policy issues (rules, practices, and staff), the financial condition, studies and reports on the business reinsured, and the solvency of the Ceding Company, etc.

      e. Assignment and Acquisitions. This Agreement is applicable only to reinsurance of Covered Policies directly written by the Ceding Company. Any Covered Policies acquired through merger or acquisition of another company, reinsurance, or purchase of another company's policies are not included under the terms of this Agreement without the prior written consent of the Reinsurer. This contract cannot by partially assigned, partially assumed nor bifurcated in any way.


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     f.   Survival.  If any  provision of this  Agreement  shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     g. No Non-Forfeiture or Cash Values in YRT Treaties. This Agreement provides Reinsurance Benefits only, and does not contain reinsurance non-forfeiture or cash values of any kind. For example, there are no surrender or termination values, and the Reinsurer does not participate in policy loans or other forms of indebtedness on the business reinsured under this Agreement.

     h. Notices. All notices and other communications by one Party must be in writing and will be deemed effective upon delivery to the other Party at the address set forth below:

          If to the Ceding Company:
          David L. Jacobson
          Senior Vice President
          Golden American Life Insurance Company
          1475 Dunwoody Drive
          West Chester, Pennsylvania 19380

          If to the Reinsurer:

          Nicholas E. J. Wheeler
          Vice President
          Security Life of Denver International
          Continental Building
          25 Church Street, P.O. Box HM 1978
          Hamilton HM HX, Bermuda








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11.  INSOLVENCY

     In the event of the declared insolvency of the Reinsured, and the appointment of a domiciliary liquidator, receiver, conservator or statutory successor for the Reinsured, this reinsurance shall be payable immediately upon demand, with reasonable provision for verification, directly to the Reinsured or its domiciliary liquidator, receiver, conservator or statutory successor, on the basis of the liability of the Reinsured as a result of claims allowed against the Reinsured by any court of competent jurisdiction or any liquidator, receiver, conservator or statutory successor having authority to allow such claims without diminution because of the insolvency of the Reinsured or because the liquidator, receiver, conservator or statutory successor of the Reinsured has failed to pay all or a portion of any claim.

     Every liquidator, receiver, conservator or statutory successor of the Reinsured shall give written notice to the Reinsurer of the pendency of a claim involving the Reinsured indicating which of the policies would involve possible liability on the part of the Reinsurer to the Reinsured or its domiciliary liquidator, receiver, conservator or statutory successor, within a reasonable amount of time after the claim is filed in the conservation, liquidation, receivership or other proceeding.

     During the pendency of any claim, the Reinsurer may investigate the same and interpose, at its own expense, in the proceeding where that claim is to be adjudicated, any defense or defenses that it may deem available to the Reinsured, to its policyholder, or to any liquidator, receiver or statutory successor of the Reinsured. The expenses thus incurred by the Reinsurer will be chargeable, subject to approval of the applicable court, against the Reinsured as part of the expense on conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Reinsured as a result of the defense undertaken by the Reinsurer.

     This reinsurance shall be payable directly by the Reinsurer to the Reinsured or to its domiciliary liquidator, receiver, conservator or statutory successor, except as expressly required otherwise by applicable insurance law.

     Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either the Ceding Company, or its liquidator, receiver or statutory successor, or the Reinsurer with respect to this Agreement and any other agreements between the Ceding Company, or its liquidator, receiver or statutory successor and the Reinsurer are deemed to be mutual debts and credits and shall be set off and only the net balance shall be paid.


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12. ARBITRATION

     a. General. Notwithstanding any other provision, all disputes and other matters in question between the parties, arising out of, or relating to this Agreement, shall be submitted exclusively to arbitration upon the written request of either Party; except a Party shall not be prevented from filing and prosecuting a suit in a court of competent jurisdiction solely for the purpose of obtaining equitable relief, including, for example, injunction or enforcement of subpoenas. The disputes and matters subject to arbitration include, but are not limited to disputes upon or after termination of this Agreement, and issues respecting the existence, scope, and validity of this Agreement. The arbitrators are to seek efficiencies in time and expense. The arbitrators are not bound to comply strictly with the rules of evidence. The arbitration panel also has, for example, the authority to issue subpoenas to third parties compelling prehearing depositions, and for document production.

     b. Notice. To initiate arbitration, one of the parties will notify the other, in writing, of its desire to arbitrate. The notice will state the nature of the dispute and the desired remedies. The Party to which the notice is sent will respond to the notification in writing within 10 days of receipt of the notice. At that time, the responding Party will state any additional dispute it may have regarding the subject of arbitration.

     c. Procedure. Arbitration will be heard before a panel of three arbitrators. The arbitrators will be executive officers of life insurance or reinsurance companies; however, these companies will not be either Party nor their affiliates. Each Party will appoint one arbitrator. Notice of the appointment of these arbitrators will be given by each Party to the other Party within 30 days of the date of mailing of the notification initiating the arbitration. These two arbitrators will, as soon as possible, but no longer than 45 days after the day of the mailing of the notification initiating the arbitration, then select the third arbitrator. Should either Party fail to appoint an arbitrator or should the two initial arbitrators be unable to agree on the choice of a third arbitrator, each arbitrator will nominate three candidates, two of whom the other will decline, and the decision will be made by drawing lots on the final selection. Once chosen, the three arbitrators will have the authority to decide all substantive and procedural issues by a majority vote. The arbitration hearing will be held on the date fixed by the arbitrators at a location agreed upon by the parties. The arbitrators will issue a written decision from which there will be no appeal. Either Party may reduce this decision to a judgment before any court which has jurisdiction of the subject of the arbitration.

     d. Costs. The arbitration panel may, in its discretion, award attorneys' fees, costs, expert witness fees, expenses and interest, all as it deems appropriate to the prevailing Party.

13. DAC TAX - SECTION 1.848-2(g)(8)ELECTION

     The Reinsured and the Reinsurer  hereby agree to the following  pursuant to
     Section  1.848-2(g)(8) of the Income Tax Regulations  issued December 1992,


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     under Section 848 of the Internal  Revenue Code of 1986,  as amended.  This election shall be effective for all subsequent taxable years for which this Agreement remains in effect.

          a. The term "Party" will refer to either the Reinsured or the Reinsurer as appropriate.

          b. The terms used in this Article are defined by reference to Regulation Section 1.848-2 in effect December 1992.

          c. The Party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).

          d. Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or is otherwise required by the Internal Revenue Service.

          e. The Reinsured will submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Reinsured stating that the Reinsured will report such net consideration in its tax return for the preceding calendar year.

          f. The Reinsurer may contest such calculation by providing an alternative calculation to the Reinsured in writing within thirty days of the Reinsurer's receipt of the Reinsured's calculation. If the Reinsurer does not so notify the Reinsured, the Reinsurer will report the net consideration as determined by the Reinsured in the Reinsurer's tax return for the previous calendar year.

          g. If the Reinsurer contests the Reinsured's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the Reinsurer submits its alternative calculation. If the Reinsured and the Reinsurer reach agreement on an amount of net consideration, each Party shall report such amount in their respective tax returns for the previous calendar year.

14.  BASIS OF INTERPRETATION

     All computations and payments will be made in U.S. dollars. This Agreement is governed by and construed in accordance with the laws of Delaware and any applicable federal law. In the event of the need for a judicial determination respecting this Agreement, the Reinsurer will consent to the jurisdiction of any court of general jurisdiction within the State of Delaware. The Reinsurer agrees to comply with all requirements necessary to give such court jurisdiction and agrees to abide by the final decision of such court or any appellate court in the event of an appeal.

15.  ASSESSMENTS
     The Ceding Company is solely responsible for all excise taxes, premium taxes, and any other assessments.

16.  CREDIT FOR REINSURANCE
     1. The Reinsurer shall provide to the Ceding Company a letter of credit substantially in the form of Schedule E for an amount equal to the Reinsurance Reserve (including the Reinsurance benefits in course of


                                                                         9 of 26
          settlement and unreported Reinsurance Benefits). Such letter of credit shall be issued by a United States financial institution that complies with the standards required from time to time by the Securities Valuation Office of the National Association of Insurance Commissioners. The letter of credit shall be effective no later than and in the possession of the Ceding Company on or before the effective date of its annual statement or, if required by state law or regulation, on or before the effective date of its quarterly statements.

     2. The Ceding Company will provide, from time to time, to the financial institution issuing the letter of credit evidence of corporate authority for signatories to draw under the letter of credit and shall specify to the issuing bank that at least two of such signatories are required for each drawing. Such authorized signatories shall be designated by corporate authority of the Ceding Company.

     3. The Ceding Company and the Reinsurer agree that the letter of credit may be drawn upon at any time, notwithstanding any other provisions in this Agreement, for the following purposes;

          (a) to reimburse the Ceding Company for the Reinsurer's share of premiums returned to the owners of the Policies on account of cancellations;

          (b) to reimburse the Ceding Company for the Reinsurer's share of surrenders and benefits or losses paid by the Ceding Company under the terms and provisions of the Policies;

          (c) to fund an account (Funded Account) with the Ceding Company in an amount at least equal to the deduction for reinsurance ceded, from the Ceding Company's liabilities for Covered Policies. Such amount shall include, but not be limited to, amounts for policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), loss adjustment expenses and unearned premiums (For the avoidance of doubt, the amounts to be funded by the Reinsurer under this Paragraph 16 (3c) shall relate solely to policies which are Covered Policies.); and

          (d) to pay any other amounts that the Ceding Company claims are due hereunder with respect to the Covered Policies.

          The Ceding Company shall return to the Reinsurer any amount withdrawn in excess of the actual amounts required in paragraphs (a) through (b) immediately above, or, in the case of paragraph (d) immediately above, any amounts that are subsequently determined not to be due.

     4. For withdrawals by the Ceding Company for any purpose other than pursuant to paragraphs 3 (a), (b), or (d) immediately above, interest payments on the amounts withheld shall be paid in cash to the Reinsurer to the extent that the balance of the Funded Account and letter of credit exceed the Reinsurance Reserve. The interest rate respecting the balance in the Funded Account is determined as the prime rate of interest. Upon termination of this Agreement the Ceding Company shall remit any remaining balance of the Funded Account. Not withstanding the foregoing, this Agreement permits the award, by any arbitration panel or court of competent jurisdiction, of:
          i.  interest at a rate different from that provided in this paragraph,
          ii. court or arbitration costs,
          iii.attorney's fees, and
          iv. any other reasonable expenses.


                                                                        10 of 26

          All of the foregoing provisions are to be applied without diminution because of insolvency on the part of either Party. The Ceding Company warrants that any drawings under the Letter of Credit shall conform to the foregoing requirements of Article 16, Paragraph 3 hereto.

     5. The Ceding Company will provide in writing to the Reinsurer the estimated amount of the Reinsurance Reserve by no later than 30 days prior to the date of the Ceding Company's statutory statement in its State of Domicile. Such written estimate shall include supporting information regarding the calculation of the Reinsurance Reserve. If the Reinsurer disagrees with the estimated Reinsurance Reserve, it will within 5 days notify the Ceding Company. The Parties agree to be expeditious and reasonable in resolving such dispute. The Ceding Company understands, that if no estimated Reinsurance Reserve or supporting information pursuant to Schedule C is provided to the Reinsurer as above, insufficiency of the amount of the Letter of Credit is no fault of the Reinsurer. In the event that i) the Parties agree to the use of another financial institution or ii) the Letter of Credit is no longer required under the terms and conditions of this Agreement, the Ceding Company agrees to cooperate and provide its approval of the cancellation of the Letter of Credit to the financial institution issuing the Letter of Credit.

17. EXECUTION

In witness of the above, this Agreement is signed in duplicate

Date Signed     12/28/2000
           -------------------

Golden American Life                           Security Life of Denver
  Insurance Company                              International, Limited

Signed by /s/ Antonio M. Muniz                 Signed by /s/ Angus Hyslop
             -------------------                            -------------------

       Title  Vice President                          Title  Vice President
             -------------------                            -------------------




                                                                        11 of 26

                                   SCHEDULE A
                               BUSINESS REINSURED


1. Covered Policies. All policies sold on the policy forms listed below, including endorsements, issued on or after January 1, 2000.


2. Form Name and Type                                                                Form Number

     DVA Plus
     --------
     Deferred Combination Variable & Fixed Annuity Contract (Ind. MVA)          GA-IA-1007-04/95
     Deferred Combination Variable & Fixed Annuity Certificate (Group)          GA-CA-1007-04/95
     Deferred Combination Variable & Fixed Annuity Master Contract (Group)      GA-MA-1007-04/95
     Deferred Variable Annuity Contract (Individual GID)                        GA-IA-1008-04/95
     Access
     ------
     Deferred Combination Variable & Fixed Annuity Certificate (Group)          GA-CA-1034-02/97
     Deferred Combination Variable & Fixed Annuity Contract (Ind. MVA)          GA-IA-1034-02/97
     Deferred Variable Annuity Contract (Individual GID)                        GA-IA-1035-02/97
     Deferred Combination Variable & Fixed Annuity Master Contract (Group)      GA-MA-1034-02/97
     Premium Plus
     ------------
     Deferred Combination Variable & Fixed Annuity Certificate (Group)          GA-CA-1036-02/97
     Deferred Combination Variable & Fixed Annuity Contract (Ind. MVA)          GA-IA-1036-02/97
     Deferred Variable Annuity Contract (Individual GID)                        GA-IA-1037-02/97
     Deferred Combination Variable & Fixed Annuity Master Contract (Group)      GA-MA-1036-02/97
     Value
     -----
     Deferred Combination Variable & Fixed Annuity Certificate (Group)          GA-CA-1042-01/98
     Deferred Combination Variable & Fixed Annuity Contract (Ind. MVA)          GA-IA-1042-01/98
     Deferred Variable Annuity Contract (Individual GID)                        GA-IA-1043-01/98
     Deferred Combination Variable & Fixed Annuity Master Contract (Group)      GA-MA-1042-01/98
     ESII
     ----
     Deferred Combination Variable & Fixed Annuity Contract (Ind. MVA)          GA-IA-1032-02/97
     Deferred Combination Variable & Fixed Annuity Certificate (Group)          GA-CA-1032-02/97
     Deferred Variable Annuity Contract (Ind. GID)                              GA-IA-1033-02/97
     Deferred Combination Variable & Fixed Annuity Master Contract (Group)      GA-MA-1032-02/97
     Deferred Combination Variable & Fixed Annuity Contract (Ind. MVA)                GA-IA-1074
     Deferred Combination Variable & Fixed Annuity Certificate (Group)                GA-CA-1074
     Deferred Variable Annuity Contract (Ind. GID)                                    GA-IA-1075
     Deferred Combination Variable & Fixed Annuity Master Contract (Group)            GA-MA-1074




                                                                        12 of 26

     Other                                                       Form Number
     -----
     Deferred Variable Annuity Contract (Individual)        WC-GAL-DVA-11/88
     Deferred Variable Annuity Certificate (Group)           WC-GAL-DGC-9/88
     Deferred Variable Annuity Master Contract (Group)       WC-GAL-GDA-9/88
     Minimum Guaranteed Income Benefit Rider                      GA-RA-1047
     Minimum Guaranteed Accumulation Benefit Rider                GA-RA-1045
     Minimum Guaranteed Withdrawal Benefit Rider                  GA-RA-1048

3. Additional Forms

Additional forms are variable annuities with identical mechanism and substantially similar funds. The contract and the prospective fund descriptions will be submitted to the Reinsurer for review prior to inclusion in this Agreement.

4. Non-applicable Funds

     STANDARD DEATH BENEFIT: Non-applicable funds are all general account fixed interest rate funds and all separate account fixed interest rate funds. ANNUAL RATCHET AND DEFERRED ANNUAL RATCHET ENHANCED DEATH BENEFITS:
     Non-applicable funds are all general account fixed interest rate funds and all separate account fixed interest rate funds.
     MAX 5.5% AND 5.5% SOLUTION ENHANCED DEATH BENEFITS: Non-applicable funds are all general account fixed interest rate funds, all separate account fixed interest rate funds, and all separate account variable funds in which the applicable enhanced death benefit rate, as defined in the contract, is the net return or net rate of return of the fund, if it is less than 5.5%. MAX 7%, AND 7% SOLUTION ENHANCED DEATH BENEFITS: Non-applicable funds are all general account fixed interest rate funds and all separate account fixed interest rate funds, all separate account fixed interest rate funds, and all separate account variable funds in which the applicable enhanced death benefit rate, as defined in the contract, is the net return or net rate of return of the fund, if it is less than 7%.
     ALL DEATH BENEFITS: Non-applicable Funds also includes any specially designated separate account variable fund for which the corresponding portion of the contract's guaranteed death benefit equals the portion of the contract's accumulation value allocated to that fund.

5. Statutory Reserving Standards
     The Reinsurer shall establish adequate net reinsurance reserves pursuant to the requirement of any regulatory authority having jurisdiction over the Ceding Company and comply with any other statutory requirements necessary for the Ceding Company to take full statutory credit for reinsurance ceded up to the full amount that the Ceding Company would have established for the risks reinsured under the agreement.




                                                                        13 of 26

                                   SCHEDULE B
                                MONTHLY REPORTING

     1. Reinsurance Premiums payable by the Ceding Company and due the Reinsurer as of the close of the reported Accounting Period.
     2. Reinsurance Benefits payable by the Reinsurer and due the Ceding Company as of the close of the reported Accounting Period.
     3.   Current Accumulation Value split by fund and Benefit.
     4.   Annualized unit return on each fund.







                                                                        14 of 26

                                   SCHEDULE C
                               QUARTERLY REPORTING

Due twenty-one days after quarter end:
     1. Current Accumulation Value split by Benefit, fund, sex, quinquennial attained age group and policy duration.
     2. Cash surrender value and Net Amount at Risk split by Benefit, sex and quinquennial attained age group, and policy duration.
     3    Reinsurance Reserve





                                                                        15 of 26

                                   SCHEDULE D
                                ANNUAL REPORTING

   NOTIFICATION OF ANY CHANGE IN FUND STRUCTURE, E.G., ADDITION OR DELETION OF
            FUND, CHANGE IN INVESTMENT POLICY OR FUND MANAGER, ETC.





                                                                        16 of 26

                                   SCHEDULE E
                                LETTER OF CREDIT

                                LETTER OF CREDIT
                                 (Name of Bank)
                                    (Address)

   FOR INTERNAL IDENTIFICATION PURPOSES ONLY
   Our No.______________________________________________________________________
   Other________________________________________________________________________
   Accountholder/Applicant______________________________________________________
   (Reinsurer)__________________________________________________________________
   Beneficiary's State of Domicile______________________________________________
   Irrevocable Clean Letter of Credit No.____________Issue Date______________

   To Beneficiary:  (Name) + (Address)

   We have established this clean, irrevocable, and unconditional Letter of Credit in your favor as beneficiary for drawings up to U.S. $___________ effective immediately. This Letter of Credit is issued, presentable and payable at our office at (issuing bank address) and expires with our close of business on ______________. Except when the amount of this Letter of Credit is increased, this Credit cannot be modified or revoked without your consent.

   The term "Beneficiary" includes any successor by operation of law of the named Beneficiary including without limitation any liquidator, rehabilitator, receiver or conservator. Drawings by any liquidator, rehabilitator, receiver or conservator shall be for the benefit of all of the Beneficiary's policyholders.

   We hereby undertake to promptly honor your sight draft(s) drawn on us, indicating our Credit No.__________, for all or any part of this Credit upon presentation of your draft drawn on us at our office specified in paragraph one on or before the expiration date hereof or any automatically extended expiry date.

   Except as expressly stated herein, this undertaking is not subject to any agreement, requirement or qualification. The obligation of (issuing bank) under this Credit is the individual obligation of (issuing bank) and is in no way contingent upon reimbursement with respect thereto, or upon our ability to perfect any lien, security interest or any other reimbursement.

   This Letter of Credit is deemed to be automatically extended without amendment for one year from the expiration date or any future expiration date, unless thirty days prior to such expiration date, we notify Golden American Life Insurance Company and Security Life of Denver International, Limited by Registered Mail that this Letter of Credit will not be renewed for any such additional period.

   This Letter of Credit is subject to and governed by the laws of the State of New York and the 1993 Revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (Publication No.
   500) and in the event of any conflict the Laws of New York will control. If this credit expires during an interruption of business as described in
   Article 17 of said Publication 500, the bank hereby specifically agrees to effect payment if this Credit is drawn against within 30 days after the resumption of business.








                                                                        17 of 26

                                    EXHIBIT A
                                  MGDB BENEFITS


Terminology applicable to this Exhibit.
Max 7% - Max 7 Enhanced Death Benefit
Max 5.5% - Max 5.5 Enhanced Death Benefit
7% Solution - 7% Solution Enhanced Death Benefit
5.5% Solution - 5.5% Solution Enhanced Death Benefit
Deferred Ratchet - Deferred Ratchet Death Benefit (ESII Product)
Annual Ratchet - Annual Ratchet Enhanced Death Benefit
Standard - Standard  Death  Benefit
10 Year MGAB - Minimum Guaranteed Accumulation Benefit (10 year benefit) 20 Year MGAB - Minimum Guaranteed Accumulation Benefit (20 year benefit) MGIB - Minimum Guaranteed Income Benefit
MGWB - Minimum Guaranteed Withdrawal Benefit bp - basis points

I.   NET AMOUNT AT RISK FOR MGDB BENEFIT

The NET AMOUNT AT RISK for the MGDB Benefit is defined as i) minus ii), if positive; otherwise zero:

     i)   the Death Benefit payable under the policy terms.

     ii)  the Accumulation Value.

     In the case where a death benefit "step-up" is credited to the Accumulation Value under:

          a.) spousal continuation, the Net Amount at Risk shall be the "step-up" amount. Reinsurance coverage shall continue after such reimbursement, with the Net Amount at Risk calculated as above.

          b.) non-spousal continuation, the Net Amount at Risk shall be the "step-up" amount. Reinsurance coverage will terminate after such reimbursement.





                                                                        18 of 26



                                                         EXHIBIT A
                                                       MGDB BENEFIT

II.  CURRENT AND GUARANTEED ANNUAL MGDB CHARGES

                                    Monthly charge is 1/12 of the annual charge factor.

1.   Premium Plus Product

      ================================= ===================== ==================== =============================
               Death Benefit                  Issue Age            Current (bp)           Guaranteed (bp)
      ================================= ===================== ==================== =============================
                   Max 7%,                       < 40                  5                         100
            On Applicable Funds                 40-49                  12                        100
                                                50-59                  28                        100
                                                60-69                  46                        112
                                                 > 70                  83                        157
      --------------------------------- --------------------- -------------------- -----------------------------
                  Max 5.5%,                      < 40                  4                         100
            On Applicable Funds                 40-49                  10                        100
                                                50-59                  23                        100
                                                60-69                  38                        100
                                                 > 70                  74                        130
      --------------------------------- --------------------- -------------------- -----------------------------
                7% Solution,                     < 40                  4                         100
            On Applicable Funds                 40-49                  10                        100
                                                50-59                  25                        100
                                                60-69                  41                        100
                                                 > 70                  77                        138
      --------------------------------- --------------------- -------------------- -----------------------------
               5.5% Solution,                    < 40                  4                         100
             On Applicable Funds                40-49                  8                         100
                                                50-59                  20                        100
                                                60-69                  31                        100
                                                 > 70                  67                        107
      --------------------------------- --------------------- -------------------- -----------------------------
                Annual Ratchet,                  < 40                  3                         100
             On Applicable Funds                40-49                  7                         100
                                                50-59                  14                        100
                                                60-69                  21                        100
                                                 > 70                  38                        100
      --------------------------------- --------------------- -------------------- -----------------------------
                  Standard,                      < 40                  1                         100
             On Applicable Funds                40-49                  2                         100
                                                50-59                  5                         100
                                                60-69                  8                         100
                                                70-79                  19                        100
                                                 > 79                  38                        100
      --------------------------------- --------------------- -------------------- -----------------------------
             All Death Benefits,                 All                   0                         0
          On Non-Applicable Funds
      ================================= ===================== ==================== =============================


                                                                                                                            19 of 26




                                                         EXHIBIT A
                                        CURRENT AND GUARANTEED ANNUAL MGDB CHARGES
                                        ------------------------------------------

                                    Monthly charge is 1/12 of the annual charge factor.

2.   DVA Plus, ES II and Value Products

      ================================= ===================== ==================== =============================
               Death Benefit                  Issue Age            Current (bp)           Guaranteed (bp)
      ================================= ===================== ==================== =============================
                   Max 7%,                       < 40                  5                         100
            On Applicable Funds                 40-49                  11                        100
                                                50-59                  26                        100
                                                60-69                  44                        105
                                                 > 70                  80                        150
      --------------------------------- --------------------- -------------------- -----------------------------
                  Max 5.5%,                      < 40                  4                         100
             On Applicable Funds                40-49                  9                         100
                                                50-59                  22                        100
                                                60-69                  36                        100
                                                 > 70                  72                        127
      --------------------------------- --------------------- -------------------- -----------------------------
                7% Solution,                     < 40                  4                         100
             On Applicable Funds                40-49                  10                        100
                                                50-59                  23                        100
                                                60-69                  39                        100
                                                 > 70                  73                        129
      --------------------------------- --------------------- -------------------- -----------------------------
               5.5% Solution,                    < 40                  3                         100
             On Applicable Funds                40-49                  8                         100
                                                50-59                  18                        100
                                                60-69                  30                        100
                                                 > 70                  64                        102
      --------------------------------- --------------------- -------------------- -----------------------------
                Annual Ratchet,                  < 40                  3                         100
             On Applicable Funds                40-49                  7                         100
                                                50-59                  14                        100
                                                60-69                  21                        100
                                                 > 70                  38                        100
      --------------------------------- --------------------- -------------------- -----------------------------
               Deferred Ratchet,                 < 40                  3                         100
             On Applicable Funds                40-49                  7                         100
                                                50-59                  14                        100
                                                60-65                  21                        100
                                                66-75                  38                        100
                                                 > 75                  NA                         NA
      --------------------------------- --------------------- -------------------- -----------------------------
                  Standard,                      < 40                  1                         100
             On Applicable Funds                40-49                  2                         100
                                                50-59                  5                         100
                                                60-69                  8                         100
                                                70-79                  19                        100
                                                 > 79                  50                        100
      --------------------------------- --------------------- -------------------- -----------------------------
             All Death Benefits,                 All                   0                         0
          On Non-Applicable Funds
      ================================= ===================== ==================== =============================


                                                                                                                            20 of 26




                                                         EXHIBIT A
                                        CURRENT AND GUARANTEED ANNUAL MGDB CHARGES
                                        ------------------------------------------

                                    Monthly charge is 1/12 of the annual charge factor.

3.   Access Product

      ================================= ===================== ==================== =============================
               Death Benefit                 Issue Age           Current (bp)            Guaranteed (bp)
      ================================= ===================== ==================== =============================
                   Max 7%,                      < 40                   5                       100
             On Applicable Funds               40-49                  10                       100
                                               50-59                  25                       100
                                               60-69                  42                       101
                                                > 70                  76                       143
      --------------------------------- --------------------- -------------------- -----------------------------
                  Max 5.5%,                     < 40                   4                       100
             On Applicable Funds               40-49                   9                       100
                                               50-59                  21                       100
                                               60-69                  34                       100
                                                > 70                  68                       119
      --------------------------------- --------------------- -------------------- -----------------------------
                7% Solution,                    < 40                   4                       100
             On Applicable Funds               40-49                   9                       100
                                               50-59                  22                       100
                                               60-69                  37                       100
                                                > 70                  69                       124
      --------------------------------- --------------------- -------------------- -----------------------------
                5.5% Solution,                  < 40                   3                       100
             On Applicable Funds               40-49                   7                       100
                                               50-59                  17                       100
                                               60-69                  28                       100
                                                > 70                  59                       100
      --------------------------------- --------------------- -------------------- -----------------------------
               Annual Ratchet,                  < 40                   3                       100
             On Applicable Funds               40-49                   7                       100
                                               50-59                  14                       100
                                               60-69                  21                       100
                                                > 70                  38                       100
      --------------------------------- --------------------- -------------------- -----------------------------
                  Standard,                     < 40                   1                       100
             On Applicable Funds               40-49                   2                       100
                                               50-59                   5                       100
                                               60-69                   7                       100
                                               70-79                  18                       100
                                                > 79                  43                       100
      --------------------------------- --------------------- -------------------- -----------------------------
             All Death Benefits,                All                    0                        0
          On Non-Applicable Funds
      ================================= ===================== ==================== =============================


                                                                                                                            21 of 26


                                    EXHIBIT B
                                 LIVING BENEFITS
                                 ---------------


     Terminology applicable to this Exhibit.
     --------------------------------------
     10 Year MGAB - Minimum Guaranteed Accumulation Benefit (10 year benefit) 20 Year MGAB - Minimum Guaranteed Accumulation Benefit (20 year benefit) MGIB - Minimum Guaranteed Income Benefit
     MGWB - Minimum Guaranteed Withdrawal Benefit bp - basis points

     I.        NET AMOUNT AT RISK

         a. The NET AMOUNT AT RISK for the Minimum Guaranteed Accumulation Benefit at the end of the Waiting Period is equal to i) minus
               ii), but not less than zero, where:

               i) is Minimum Guaranteed Accumulation Benefit Base (as defined in attached rider form);

               ii)  is   Accumulation   Value,   excluding   any  Market   Value
                    Adjustments.

               During the Waiting Period, the Net Amount at Risk is equal to zero.

         b. The NET AMOUNT AT RISK for the Minimum Guaranteed Income Benefit at the date of rider exercise (at or after the end of the Waiting Period) is equal to:

                 J times (L/K - 1), but not less than zero, where

                 J is the Accumulation Value.

                 K is the periodic income if the Accumulation Value were annuitized at the guaranteed policy rate for the same type of payout as the MGIB and on the same date.

                 L is the periodic income paid under the MGIB.

                 During the Waiting Period, the Net Amount at Risk is equal to zero.

         c. The NET AMOUNT AT RISK for the Minimum Guaranteed Withdrawal Benefit is equal to any Minimum Guaranteed Withdrawal Benefit payment made by the Ceding Company while the contract is in Automatic Withdrawal Status (as defined in the attached rider form).





                                                                        22 of 26



                                                       EXHIBIT B
                                   CURRENT AND GUARANTEED ANNUAL LIVING BENEFIT CHARGES
                                   ----------------------------------------------------

                                    Monthly charge is 1/12 of the annual charge factor


1.   Premium Plus Product

      ================================= ===================== ==================== =============================
               Living Benefit                Issue Age           Current (bp)            Guaranteed (bp)
      ================================= ===================== ==================== =============================
                10 Year MGAB                    < 40                  24                        50
                                               40-49                  24                        50
                                               50-59                  24                        50
                                               60-69                  24                        50
                                                > 70                  24                        50
      --------------------------------- --------------------- -------------------- -----------------------------
                20 Year MGAB                    < 40                  27                        50
                                               40-49                  27                        50
                                               50-59                  27                        50
                                               60-69                  27                        50
                                                > 70                  N/A                       N/A
      --------------------------------- --------------------- -------------------- -----------------------------
                    MGIB                        < 40                  26                        50
                                               40-49                  27                        59
                                               50-59                  33                        79
                                               60-69                  38                        92
                                                > 70                  26                        51
      --------------------------------- --------------------- -------------------- -----------------------------
                    MGWB                        < 40                  16                        50
                                               40-49                  16                        50
                                               50-59                  16                        50
                                               60-69                  16                        50
                                                > 70                  16                        50
      ================================= ===================== ==================== =============================





                                                                                                                            23 of 26




                                                       EXHIBIT B
                                   CURRENT AND GUARANTEED ANNUAL LIVING BENEFIT CHARGES
                                   ----------------------------------------------------

                                    Monthly charge is 1/12 of the annual charge factor

2.   DVA Plus, ES II and Value Products

      ================================= ===================== ==================== =============================
               Living Benefit                Issue Age           Current (bp)            Guaranteed (bp)
      ================================= ===================== ==================== =============================
                10 Year MGAB                    < 40                  24                        50
                                               40-49                  24                        50
                                               50-59                  24                        50
                                               60-69                  24                        50
                                                > 70                  24                        50
      --------------------------------- --------------------- -------------------- -----------------------------
                20 Year MGAB                    < 40                  27                        50
                                               40-49                  27                        50
                                               50-59                  27                        50
                                               60-69                  27                        50
                                                > 70                 N/A                       N/A
      --------------------------------- --------------------- -------------------- -----------------------------
                    MGIB                        < 40                  26                        50
                                               40-49                  26                        56
                                               50-59                  32                        76
                                               60-69                  32                        75
                                                > 70                  29                        67
      --------------------------------- --------------------- -------------------- -----------------------------
                    MGWB                        < 40                  16                        50
                                               40-49                  16                        50
                                               50-59                  16                        50
                                               60-69                  16                        50
                                                > 70                  16                        50
      ================================= ===================== ==================== =============================





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

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


                                                       EXHIBIT B
                                   CURRENT AND GUARANTEED ANNUAL LIVING BENEFIT CHARGES
                                   ----------------------------------------------------

                                    Monthly charge is 1/12 of the annual charge factor


3.   Access Product

      ================================= ===================== ==================== =============================
               Living Benefit                Issue Age           Current (bp)            Guaranteed (bp)
      ================================= ===================== ==================== =============================
                10 Year MGAB                    < 40                  24                        50
                                               40-49                  24                        50
                                               50-59                  24                        50
                                               60-69                  24                        50
                                                > 70                  24                        50
      --------------------------------- --------------------- -------------------- -----------------------------
                20 Year MGAB                    < 40                  27                        50
                                               40-49                  27                        50
                                               50-59                  27                        50
                                               60-69                  27                        50
                                                > 70                  N/A                       N/A
      --------------------------------- --------------------- -------------------- -----------------------------
                    MGIB                        < 40                  26                        50
                                               40-49                  27                        52
                                               50-59                  30                        69
                                               60-69                  33                        79
                                                > 70                  28                        63
      --------------------------------- --------------------- -------------------- -----------------------------
                    MGWB                        < 40                  16                        50
                                               40-49                  16                        50
                                               50-59                  16                        50
                                               60-69                  16                        50
                                                > 70                  16                        50
      ================================= ===================== ==================== =============================





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

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                                   EXHIBIT C
                       MGDB AND LIVING BENEFIT CHARGE BASE
                       -----------------------------------


The charge base to be applied in order to determine the reinsurance premium is as shown below. The charge base for any such risks reinsured under other reinsurance agreements is excluded.

Max 5.5 and Max 7 Enhanced Death Benefits
     Average of the beginning of period Minimum Guaranteed Death Benefit associated with Applicable Funds and the end of period Minimum Guaranteed Death Benefit associated with Applicable Funds.

5.5% Solution and 7% Solution Enhanced Death Benefits
     Average of the beginning of period Minimum Guaranteed Death Benefit associated with Applicable Funds and the end of period Minimum Guaranteed Death Benefit associated with Applicable Funds.

Deferred Ratchet Death Benefit (ESII Product)
     Average of the beginning of period Minimum Guaranteed Death Benefit associated with Applicable Funds and the end of period Minimum Guaranteed Death Benefit associated with Applicable Funds.

Annual Ratchet Enhanced Death Benefit
     Average of the beginning of period Minimum Guaranteed Death Benefit associated with Applicable Funds and the end of period Minimum Guaranteed Death Benefit associated with Applicable Funds.

Standard Death Benefit
     Average of the beginning of period Minimum Guaranteed Death Benefit associated with Applicable Funds and the end of period Minimum Guaranteed Death Benefit associated with Applicable Funds.

Minimum Guaranteed Accumulation Benefit (10 year benefit)
     Average of the beginning period MGAB Charge Base and the end of period MGAB Charge Base, as defined in the attached rider form.

Minimum Guaranteed Accumulation Benefit (20 year benefit)
     Average of the beginning period MGAB Charge Base and the end of period MGAB Charge Base, as defined in the attached rider form.

Minimum Guaranteed Income Benefit
     Average of the beginning period MGIB Base and the end of period MGIB Base, as defined in the attached rider form.

Minimum Guaranteed Withdrawal Benefit
     Average of the beginning period eligible premiums and credits and the end of period eligible premiums and credits, as defined in the attached rider form.


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